Exhibit 99.1

For Immediate Release

Contact Information:

Vikas Arora

831-333-2000

varora@excelligencemail.com

Excelligence Learning Corporation Announces

Resignation of Vice President of Finance

Monterey, Calif. — September 16, 2004 — Excelligence Learning Corporation (NASDAQSC: LRNS), a leader in developing, manufacturing and distributing educational products to the early childhood and elementary school markets, today announced the resignation of Jeffrey Grace from the position of Vice President of Finance. Mr. Grace notified the Company of his decision to pursue another job opportunity on September 13, 2004, and will remain with the Company in a transitional capacity until October 4, 2004.

With the support of a strong financial team, Diane Kayser, Excelligence’s Executive Vice President and Chief Financial Officer, will assume Mr. Grace’s responsibilities as the Company’s principal accounting officer. At this time, the Company does not intend on replacing the vacancy left by Mr. Grace’s resignation. The Company believes that it is more advantageous to marshal the talents of existing members of its finance department to fulfill all of Mr. Grace’s obligations.

Ms. Kayser, commented “We wish Jeff great success in his new endeavor. In the finance team, we are working towards complementing our existing strong accounting/compliance function with a strengthened analytical/financial planning function to better support our significant growth potential. I am happy to announce that we can accomplish this utilizing our in-house talent.”

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD-LOOKING STATEMENTS. CERTAIN INFORMATION INCLUDED IN THIS PRESS RELEASE (AS WELL AS INFORMATION INCLUDED IN ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY EXCELLIGENCE, ITS DIRECTORS AND/OR ITS EXECUTIVE OFFICERS) CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING, SUCH AS STATEMENTS OF MANAGEMENT’S PLANS, OBJECTIVES OR EXPECTATIONS, STATEMENTS OF BELIEF AND OTHER MATTERS RELATING TO EXPECTATIONS AND STRATEGIES REGARDING THE FUTURE. ALTHOUGH EXCELLIGENCE BELIEVES THAT THE CURRENT EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, SUCH FORWARD-LOOKING INFORMATION IS SUBJECT TO IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS AND THERE CAN BE NO ASSURANCE

THAT ITS EXPECTATIONS WILL BE ACHIEVED. ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY EXCELLIGENCE. CERTAIN FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXCELLIGENCE’S EXPECTATIONS ARE SET FORTH AS RISK FACTORS IN THE COMPANY’S SECURITIES AND EXCHANGE COMMISSION REPORTS AND FILINGS, INCLUDING THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003. THESE FILINGS MAY BE VIEWED FREE OF CHARGE AT WWW.SEC.GOV. THE COMPANY DOES NOT UNDERTAKE TO UPDATE ITS FORWARD-LOOKING STATEMENTS, EXCEPT TO THE EXTENT THAT THE COMPANY IS REQUIRED TO DO SO UNDER APPLICABLE LAW.

About Excelligence Learning Corporation

Excelligence Learning Corporation is a developer, manufacturer and retailer of educational products which are sold to child care programs, preschools, elementary schools and consumers. The Company serves early childhood professionals, educators, and parents by providing quality educational products and programs for children from infancy to 12 years of age. With proprietary product offerings and a multi-channel distribution strategy, the Company helps to further children’s education and to reinforce the connection between children’s learning at school and at home. The Company is composed of two business segments, Early Childhood and Elementary School. Through its Early Childhood segment, the Company develops, markets and sells educational products through multiple distribution channels to early childhood professionals and parents. Through its Elementary School segment, the Company sells school supplies and other products specifically targeted for use by children in kindergarten through sixth grade to elementary schools, teachers and other education organizations. These products are then resold as a fundraising device for the benefit of a particular school. Excelligence Learning Corporation’s headquarters is in Monterey, California and its website is www.excelligencelearning.com.

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